                           AMENDMENT NO. 2 TO
                            CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "AMENDMENT") dated as of July 31, 1998, by and among VARI-LITE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), SUNTRUST BANK, ATLANTA, BROWN BROTHERS HARRIMAN & CO., CHASE BANK OF TEXAS, N.A. (FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION), COMERICA BANK-TEXAS and THE FIRST NATIONAL BANK OF CHICAGO (collectively, the "LENDERS"), SUNTRUST BANK, ATLANTA, as agent and collateral agent for the Lenders (in such capacities, the "AGENT" and "COLLATERAL AGENT", respectively), and BROWN BROTHERS HARRIMAN & CO, as co-agent for the Lenders (in such capacity, the "CO-AGENT").

                               WITNESSETH:

     WHEREAS, Borrower, the Lenders, the Agent, the Collateral Agent, and the Co-Agent are parties to a certain Multicurrency Credit Agreement dated as of December 19, 1997, as amended by a certain Amendment No. 1 to Credit Agreement dated as of April 21, 1998 (as so amended, the "CREDIT AGREEMENT"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

     WHEREAS, Borrower has requested, and the Lenders have agreed, that the Credit Agreement be amended to make certain modifications therein, all as more specifically set forth below;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in SECTION 2 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

     1.1 Section 1.01 of the Credit Agreement is hereby amended by deleting in their entirety the defined terms "PLEDGE AGREEMENTS", "PLEDGED STOCK", and "SWING LINE LENDER" and their accompanying definitions, and substituting in lieu thereof the following defined terms and accompanying definitions:

          "PLEDGE AGREEMENTS" shall mean, collectively, (i) that certain Pledge and Security Agreement from Borrower in favor of the Collateral Agent in respect of shares of Vari-Lite

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     Asia, Inc., (ii) that certain Deed of Pledge from Borrower in favor of the Collateral Agent in respect of shares of Vari-Lite Europe Holdings Limited, and (iii) each other pledge agreement, security agreement, deed of charge, and similar instrument from Borrower or any of its Subsidiaries in favor of the Collateral Agent delivered pursuant to the requirements of Section 6.10 hereof, in each case as the same may be amended, restated and supplemented from time to time.

          "PLEDGED STOCK" shall mean, collectively, (i) not less than 65% of all issued and outstanding capital stock, together with not less than 65% of all warrants, stock options, and other purchase and conversion rights in respect of such capital stock, of Vari-Lite Europe Holdings Limited and Vari-Lite Asia, Inc., and (ii) not less than 65% of all issued and outstanding capital stock or other equity or ownership interests, together with not less than 65% of all warrants, options, and other purchase and conversion rights in respect of such capital stock or other equity or ownership interests, of each other Subsidiary of Borrower whose capital stock or other equity or ownership interests are subject to a Pledge Agreement.

          "SWINE LINE LENDER" shall mean SunTrust Bank, Atlanta, or any subsequent Lender extending to Borrower the Swing Line Commitment hereunder.

     1.2 Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms and accompanying definitions in proper alphabetical order:

          "CONSOLIDATED TANGIBLE ASSETS" shall mean, at any time, the aggregate amount of all assets (including, without limitation, the capitalized value of any leasehold interest under any capital lease) of the Consolidated Companies, determined at such time in accordance with GAAP after eliminating inter-company transactions, except (i) deferred assets and intangible assets, (ii) patents, copyrights, trademarks, trade names, franchises, goodwill, organizational expense, experimental expense and other similar intangible assets, (iii) Investments not permitted under Section 7.04, and (iv) unamortized debt discount and expense.

          "NON-MATERIAL FOREIGN SUBSIDIARIES" shall mean, as of any date, those Foreign Subsidiaries that, in the aggregate, have neither (i) contributed more than ten percent (10%) of the Consolidated EBITDA of the Consolidated Companies for the period of four fiscal quarters most recently ended as of such date, nor (ii) had more than ten percent (10%) of the Consolidated Tangible Assets of the Consolidated Companies as of such date.

     1.3 Section 2.03 of the Credit Agreement is hereby amended by deleting the second sentence of subsection (b) thereof, and substituting in lieu thereof the following sentence:

          The aggregate principal amount of each Swing Line Borrowing shall not be less than $100,000 or a greater integral multiple of $1,000.

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     1.4   Section 6.07 of the Credit Agreement is hereby amended by deleting subsection (c) thereof and substituting in lieu thereof the following subsection (c):

          (c) NO DEFAULT/COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to subsections (a) and (b) above, a certificate of a member of Senior Management of Borrower (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter with Section 6.08 and Sections 7.01 through 7.05, and (iii) listing (by jurisdiction of incorporation) (x) the percentage of Consolidated EBITDA for the period of four fiscal quarters then most recently ended, and (y) the percentage of Consolidated Tangible Assets (as of the date of the balance sheet then being delivered), in each case attributable to the Foreign Subsidiaries incorporated under the laws of such jurisdiction;

     1.5 Section 6.10 of the Credit Agreement is hereby amended by deleting said Section 6.10 in its entirety and substituting in lieu thereof the following Section 6.10:

     SECTION 6.10. ADDITIONAL CREDIT PARTIES AND COLLATERAL.

          (a) Not later than September 15, 1998, deliver to the Collateral Agent, for the benefit of the Lenders, duly executed Pledge Agreements with respect to the Pledged Stock, together with such certificates as may evidence such Pledged Stock, with appropriate stock powers and endorsements, together with such opinions, officer's certificates and other evidence as to the enforceability and priority of the Liens granted thereby as may be requested by the Agent, all in form and substance satisfactory to the Agent.

          (b) Promptly after (i) the formation or acquisition of any Subsidiary of Borrower not listed on SCHEDULE 5.01, (ii) the domestication of any Foreign Subsidiary of Borrower that is a Subsidiary, or (iii) the occurrence of any other event creating a new Subsidiary of Borrower, Borrower shall execute and deliver, and cause to be executed and delivered the following documents, in each case in form and substance satisfactory to the Agent: (x) a Guaranty Agreement from each such Subsidiary that is not a Foreign Subsidiary, together with related documents of the kind described in Section 4.01(d), (e), (f), (g), (h), and (k), and (y) a Pledge Agreement with respect to not less than sixty-five percent (65%) of the capital stock of one or more Foreign Subsidiaries (as specified in the immediately following sentence) if such Foreign Subsidiary or Foreign Subsidiaries are directly owned by Borrower or a Subsidiary that is not, and is not directly or indirectly controlled by, a Foreign Subsidiary, together with such certificates as may evidence such Pledged Stock, with appropriate stock powers and endorsements and such opinions, officer's certificates and other evidence as to the enforceability and priority of the Liens granted thereby as may be

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     requested by the Agent, PROVIDED, HOWEVER, that Borrower shall not be required at such time to execute and deliver, or cause to be executed and delivered, a Pledge Agreement with respect to any capital stock of a Foreign Subsidiary that may be included as one of the Non-Material Foreign Subsidiaries without causing the portion of the Consolidated EBITDA or Consolidated Tangible Assets contributed or possessed by such Non-Material Foreign Subsidiaries in the aggregate (on a pro forma basis) to exceed the specified percentage of Consolidated EBITDA or Consolidated Tangible Assets set forth in the definition of the term "Non-Material Foreign Subsidiaries." In complying with the requirements set forth in the immediately preceding sentence, (i) Borrower shall pledge capital stock of that Foreign Subsidiary or those Foreign Subsidiaries that have contributed or possessed, or would have contributed or possessed (on a pro forma basis), the greatest portion of such Consolidated EBITDA or Consolidated Tangible Assets for the most recently ended fiscal quarter of Borrower, and (ii) all other Foreign Subsidiaries whose capital stock shall not have been pledged pursuant to this Section 6.10 shall in the aggregate qualify (on a pro forma basis) as Non-Material Foreign Subsidiaries as defined herein.

          (c) Promptly after delivery to the Lenders of a certificate pursuant to Section 6.07(c) indicating that the portion of the Consolidated EBITDA or the Consolidated Tangible Assets contributed or possessed by all Foreign Subsidiaries whose capital stock is not then subject to a Pledge Agreement, in the aggregate, exceeds the specified percentage of Consolidated EBITDA or Consolidated Tangible Assets set forth in the definition of the term "Non-Material Foreign Subsidiaries," Borrower shall execute and deliver, and cause to be executed and delivered, a Pledge Agreement with respect to not less than sixty-five percent (65%) of the capital stock of one or more Foreign Subsidiaries (as specified in the immediately following sentence) if such Foreign Subsidiary or Foreign Subsidiaries are directly owned by Borrower or a Subsidiary that is not, and is not directly or indirectly controlled by, a Foreign Subsidiary, in each case together with such certificates as may evidence such Pledged Stock, with appropriate stock powers and endorsements and such opinions, officer's certificates and other evidence as to the enforceability and priority of the Liens granted thereby as may be requested by the Agent, all in form and substance satisfactory to the Agent. In complying with the requirements set forth in the immediately preceding sentence, (i) Borrower shall pledge capital stock of that Foreign Subsidiary or those Foreign Subsidiaries that have contributed or possessed, or would have contributed or possessed (on a pro forma basis), the greatest portion of such Consolidated EBITDA or Consolidated Tangible Assets, and (ii) all other Foreign Subsidiaries whose capital stock have not been pledged pursuant to this Section 6.10 shall in the aggregate qualify (on a pro forma basis) as Non-Material Foreign Subsidiaries as defined herein.

          (d) Notwithstanding anything to the contrary set forth herein, for purposes of Section 6.10(b) and (c) above, the terms "Consolidated EBITDA" and "Consolidated Tangible Assets", when used with reference to one or more Foreign Subsidiaries, shall be calculated and determined for such Foreign Subsidiary or Foreign Subsidiaries and its or their respective Subsidiaries on a consolidated basis for the period of four fiscal quarters of

     Borrower then most recently ended (in the case of Consolidated EBITDA) and as of the most recently ended fiscal quarter of Borrower (in the case of Consolidated Tangible Assets), in each case in a manner similar to the calculation and determination of such terms as provided herein with respect to Borrower and the other Consolidated Companies.

     SECTION 2. CONDITIONS OF EFFECTIVENESS. Except as provided in Section 7 hereof with respect to the amendment herein to Section 6.10 of the Credit Agreement, this Amendment shall become effective as of the date first above written (the "Effective Date") on the first day when the following conditions have been satisfied:

          (a) This Amendment shall have been executed and delivered by Borrower, the Lenders, the Agent and the Co-Agent;

          (b) A new Swing Line Note substantially in the form of EXHIBIT B to the Credit Agreement shall have been executed and delivered by Borrower to SunTrust Bank, Atlanta;

          (c) Borrower shall have executed and delivered to the Agent a certificate of Borrower, dated as of the date hereof, signed by the Secretary or an Assistant Secretary of Borrower, certifying (i) as to the names, true signatures and incumbency of the officer or officers of Borrower authorized to execute and deliver this Amendment and the Swing Line Note, and (ii) that Borrower's Certificate of Incorporation and Bylaws attached to such certificate have not been amended or modified and are in full force and effect as of the date hereof; and

          (d) Borrower shall have paid all amounts outstanding under that certain Swing Line Note, dated as of December 19, 1997, executed by Borrower in favor of Chase Bank of Texas, N.A. (formerly Texas Commerce Bank National Association).

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

     3.1 The execution, delivery and performance by Borrower of this Amendment and the Swing Line Note are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Borrower or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

     3.2 Each of this Amendment and the Swing Line Note constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

     3.3 No Default or Event of Default has occurred and is continuing as of the Effective Date.

     SECTION 4. SURVIVAL. Each of the foregoing representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agent or the Collateral Agent.

     SECTION 5. NO WAIVER ETC. Borrower hereby agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders. In addition, Borrower acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against any Lender with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

     SECTION 6. AFFIRMATION OF COVENANTS. Borrower hereby affirms and restates as of the date hereof all covenants set forth in the Credit Agreement, as amended hereby, and such covenants are incorporated by reference herein as if set forth herein directly.

     SECTION 7. RATIFICATION OF CREDIT AGREEMENT; EFFECTIVENESS OF AMENDMENT TO SECTION 6.10.

          (a) Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          (b)   The Lenders and Borrower agree that the amendment herein to
     Section 6.10 of the Credit Agreement shall be deemed effective as of April 15, 1998.

     SECTION 8. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

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

     SECTION 9. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Collateral Agent with respect thereto and with respect to advising the Agent and the Collateral Agent as to its rights and responsibilities hereunder and thereunder. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent, the Collateral Agent, the Co-Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     SECTION 11. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

     SECTION 12. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                       [Signatures Set Forth on Next Page]


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.


                                       VARI-LITE INTERNATIONAL, INC.


                                       By: /s/ Mike Herman
                                          ------------------------------------
                                          Name: Mike Herman
                                          Title: Vice-President - Finance, CFO


                                       SUNTRUST BANK, ATLANTA,
                                       INDIVIDUALLY AND AS AGENT AND
                                       COLLATERAL AGENT


                                       By: /s/ John A. Fields, Jr.
                                          ------------------------------------
                                          Name: John A. Fields, Jr.
                                          Title: Vice President


                                       By: /s/ Steven J. Newby
                                          ------------------------------------
                                          Name: Steven J. Newby
                                          Title: Corporate Banking Officer


                                       BROWN BROTHERS HARRIMAN & CO.,
                                       INDIVIDUALLY AND AS CO-AGENT


                                       By: /s/ Richard J. Ragoza
                                          ------------------------------------
                                          Name: Richard J. Ragoza
                                          Title: Senior Credit Officer


                                       CHASE BANK OF TEXAS, N.A.
                                       (FORMERLY TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION)


                                       By: /s/ Bruce R. Bradford
                                          ------------------------------------
                                          Name: Bruce R. Bradford
                                          Title: Vice President

                                      8
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                                       COMERICA BANK-TEXAS


                                       By: /s/ David Terry
                                          ---------------------------------
                                          Name: David Terry
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ Robert McMillan
                                          ---------------------------------
                                          Name: Robert McMillan
                                          Title: Corporate Banking Officer



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